As filed with the  Securities  and Exchange Commission on May 1, 2002.
                                                Securities Act File No. 33-79180
                                       Investment Company Act File No. 811-08518

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X

Pre-Effective Amendment No.                                                    -
Post-Effective Amendment No.  10                                               X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                X
Amendment No.  11                                                              X


                             GABELLI GOLD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center,
                            Rye, New York 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:
James E. McKee, Esq.                               Daniel Schloendorn, Esq.
Gabelli Gold Fund, Inc.                            Willkie Farr & Gallagher
One Corporate Center                               787 Seventh Avenue
Rye, New York 10580-1422                           New York, New York 10019-6099

It is proposed that this filing will become effective:

      _ immediately upon filing pursuant to paragraph (b); or X on May 1, 2002 pursuant to paragraph (b); or _ 60 days after filing pursuant to paragraph (a)(1); or _ on [____] pursuant to paragraph (a)(1); or _ 75 days after filing pursuant to paragraph (a)(2); or _ on [____] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      _ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)



--------------------------------------------------------------------------------
                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS
                                -----------------


INVESTMENT AND PERFORMANCE SUMMARY ..............   2

INVESTMENT AND RISK INFORMATION .................   5


MANAGEMENT OF THE FUND ..........................   7

PURCHASE OF SHARES ..............................   7

REDEMPTION OF SHARES ............................   9

EXCHANGE OF SHARES ..............................  10

PRICING OF FUND SHARES ..........................  11

DIVIDENDS AND DISTRIBUTIONS .....................  11

TAX INFORMATION .................................  12

MAILINGS TO SHAREHOLDERS ........................  12

FINANCIAL HIGHLIGHTS ............................  13


GABELLI
GOLD
FUND,
INC.




CLASS AAA SHARES

PROSPECTUS


MAY 1, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

Gabelli Gold Fund, Inc. (the "Fund") seeks to provide investors with long-term appreciation of capital.

PRINCIPAL  INVESTMENT   STRATEGIES:


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of foreign and domestic issuers principally engaged in gold-related activities. The Fund seeks to achieve its objective by focusing on stocks that are undervalued but have favorable prospects for growth. The Fund concentrates its investments in gold-related industries.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Securities of companies involved in gold-related industries are considered speculative and the prices of these securities may experience greater volatility than companies not involved in this industry. Because of the concentration in gold-related securities, the Fund may experience greater volatility than a broader based fund. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. In addition, foreign securities, particularly those in emerging markets, are subject to currency, information and political risks. The Fund is also subject to the risk that the judgment of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), about the growth potential of particular stocks is incorrect.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.


YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are seeking a long-term goal such as retirement

      o you are looking to add an aggressive growth component to your portfolio

      o you willing to accept higher risks of investing in a sector of the stock market in exchange for long-term returns

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o  you are seeking monthly income

      o  you are pursuing a short-term goal or investing emergency reserves

      o  you are seeking safety of principal

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of (i) the Philadelphia Gold & Silver Index, a widely recognized unmanaged index composed of precious metals-related common stocks and (ii) the Lipper Gold Fund Average which represents an unmanaged average composed of gold-related mutual funds, as tracked by Lipper, Inc. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                             GABELLI GOLD FUND, INC.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                 1995                   3.1
                                 1996                   8.0
                                 1997                 -51.9
                                 1998                  -3.6
                                 1999                  10.1
                                 2000                 -15.6
                                 2001                  26.0

During the period shown in the bar chart, the highest return for a quarter was 25.4% (quarter ended June 30, 2001) and the lowest return for a quarter was (35.4)% (quarter ended December 31, 1997).


           AVERAGE ANNUAL TOTAL RETURNS                                                       SINCE JULY 11,
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)         PAST ONE YEAR      PAST FIVE YEARS          1994*
      ---------------------------------------          -------------      ---------------     --------------
Gabelli Gold Fund, Inc. Class AAA Shares:
    Return Before Taxes .............................          25.96%            (11.49)%          (5.23)%
    Return After Taxes on Distributions .............          25.47%            (11.63)%          (5.33)%
    Return After Taxes on Distributions
        and Sale of Fund Shares .....................          18.35%             (7.60)%          (3.55)%
Philadelphia Gold & Silver Index** ..................           7.61%            (12.79)%          (8.32)%
Lipper Gold Fund Average ............................          18.78%            (12.02)%          (7.42)%

------------------------
*  From July 11, 1994, the date that the Fund commenced investment operations.

** The index figures do not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

ANNUAL FUND OPERATING  EXPENSES
(expenses that are deducted from Fund assets):


Management Fees ...............................................       1.00%
Distribution (Rule 12b-1) Expenses (1) ........................       0.25%
Other Expenses ................................................       1.21%
                                                                      -----
Total Annual Fund Operating Expenses ..........................       2.46%
                                                                      =====

------------------------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR        3 YEARS       5 YEARS        10 YEARS
                --------       --------      --------       --------
                  $249          $767         $1,311          $2,796

                         INVESTMENT AND RISK INFORMATION


The Fund's investment objective is to seek long-term capital appreciation. The investment objective of the Fund may not be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in "gold-related" activities (the "80% Investment Policy"). A company is principally engaged in gold-related activities if it derives more than 50% of its income or devotes 50% or more of its assets to those activities. The 80% Investment Policy may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy. The Fund may also invest in equity securities of companies engaged in similar activities with respect to silver, platinum or other precious metals or minerals. Equity securities include common and preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

The Fund provides investors with the opportunity to invest in gold and gold-related securities. An investment in the Fund may offer a better opportunity for capital growth for the long-term investor willing to accept an above-average risk. Because gold (a tangible asset) has not always moved in close correlation with financial assets, an investment in the Fund would diversify an existing portfolio of non-gold-related securities and other investments.

In selecting investments for the Fund, the Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of production, capitalization per ounce of recoverable reserves, quality of management and its ability to create shareholder wealth.


Because most of the world's gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser's judgment. Among other things, the Adviser will consider the economic stability and economic outlook of these countries and regions.

The Fund may also use the following investment technique:

      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include short-term fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

Investing in the Fund involves the following risks:

      o MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time.


      o GOLD RELATED RISKS. The risk that the stock prices of companies involved in precious metals-related industries will experience greater volatility than companies not involved in the precious metals industry. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial and political fac-
        tors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, metal sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of certain precious metals and minerals.


      o FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the Adviser to be undervalued but which have favorable prospects for growth. The Fund's share price may decline if the market favors other types of stocks. If the Adviser is incorrect in its assessment of the growth prospects of the securities it holds, then the value of the Fund's shares may decline.

      o FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

      o CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

      o INFORMATION RISK. Key information about an issuer, security or market may be inaccurate or unavailable.

      o POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      o ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.


o CONCENTRATION RISKS. Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold-related or precious metals-related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.


o EMERGING MARKETS RISK. Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value. The typically small size of these markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of securities held by the Fund.

                              MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2001, the Fund paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.

THE PORTFOLIO MANAGER. Mr. Caesar M.P. Bryan is primarily responsible for the day-to-day management of the Fund. Mr. Bryan has been a Senior Vice President and Portfolio Manager with GAMCO Investors, Inc., a wholly-owned subsidiary of GAMI, Portfolio Manager of the Gabelli International Growth Fund, Inc. since June 1995 and Co-Portfolio Manager of The Gabelli Global Opportunity Fund since May 1998.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares. The Fund may make payments under this Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

     o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "Gabelli Gold Fund, Inc." to:

        BY MAIL                                BY PERSONAL DELIVERY
        -------                                --------------------
        THE GABELLI FUNDS                      THE GABELLI FUNDS
        P.O. BOX 8308                          C/O BFDS
        BOSTON, MA 02266-8308                  66 BROOKS DRIVE
                                               BRAINTREE, MA 02184

You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

    o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                           RE: GABELLI GOLD FUND, INC.
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

      If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares at the net asset value next determined after the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings plans for investment in Fund shares.
Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website @ www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.

                              REDEMPTION OF SHARES


You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

    o BY LETTER. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

    o BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the United
      States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

      1. Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

      2. Telephone or Internet Redemption By Bank Wire. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call, 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.


In effecting an exchange:

        o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

        o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.

        o you may realize a taxable gain or loss.

        o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain a prospectus.

You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a registered broker-dealer.

    o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

    o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

    o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                             PRICING OF FUND SHARES


The Fund's net asset value per share is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect most accurately their fair market value. All other assets are valued at fair value as determined by or under the supervision of the Board of Directors. Investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represent fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value per share after the purchase or redemption order is received in proper form.

Trading takes place in various foreign markets on days which are not Business Days and therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect the net asset value, in which case the value of those securities will be determined by or under the direction of the Board of Directors after taking into account relevant information.


                           DIVIDENDS AND DISTRIBUTIONS


Dividends of net investment income and capital gains, if any, will be paid annually. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                 TAX INFORMATION


The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state and local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                             MAILINGS TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.


                             GABELLI GOLD FUND, INC.

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,



                                                       2001           2000         1999         1998         1997
                                                     -------        -------       -------      -------      -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...........  $  5.26        $  6.23       $  5.66      $  5.87      $ 12.32
                                                     -------        -------       -------      -------      -------
   Net investment income (loss) ...................     0.07(a)       (0.00)(a)(c)  (0.03)       (0.03)       (0.26)
   Net realized and unrealized gain (loss)
     on investments ...............................     1.30          (0.97)         0.60        (0.18)       (6.13)
                                                     -------        -------       -------      -------      -------
Total from investment operations ..................     1.37          (0.97)         0.57        (0.21)       (6.39)
                                                     -------        -------       -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..........................    (0.07)            --            --           --           --
   In excess of net investment income .............       --             --            --           --        (0.06)
                                                     -------        -------       -------      -------      -------
   Total distributions ............................    (0.07)            --            --           --        (0.06)
                                                     -------        -------       -------      -------      -------
   NET ASSET VALUE, END OF PERIOD .................  $  6.56        $  5.26       $  6.23         5.66      $  5.87
                                                     =======        =======       =======      =======      =======
   Total return+ ..................................     26.0%         (15.6)%        10.1%        (3.6)%      (51.9)%
                                                     =======        =======       =======      =======      =======
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...........  $15,514        $13,329       $14,177      $11,276      $ 8,097
   Ratio of net investment income (loss) to
     average net assets ...........................     1.19%        (0.01)%        (0.85)%       (1.82)%      (2.60)%
   Ratio of operating expenses to
     average net assets (b) .......................     2.46%          2.49%         2.38%        2.98%        3.24%
   Portfolio turnover rate ........................       37%            21%           52%          63%          27%


------------------------


+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a)  Based on average month-end shares outstanding.

(b) The Fund incurred interest expense during the years ended December 31, 2001, 2000, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.40%, 2.40%, 2.36%, 2.93% and 3.10%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.

(c)  Amount represents less than $0.005 per share.

                         THIS PAGE LEFT BLANK INTENTIONALLY

--------------------------------------------------------------------------------
                       GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?


We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.


WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI GOLD FUND, INC.

                                CLASS AAA SHARES

--------------------------------------------------------------------------------
FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
                 You can get free copies of these documents and
              prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:


                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422


                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------


You can review and/or copy the Fund's prospectus, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.


o    Free   from   the  EDGAR Database   on   the   Commission's    website   at
     http://www.sec.gov.


(Investment Company Act File No. 811-08518)

                             GABELLI GOLD FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002



This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Gold Fund, Inc. (the "Fund"), a Maryland corporation. This SAI should be read in conjunction with the Fund's Prospectus dated May 1, 2002. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet website printed below. This SAI is incorporated by reference in its entirety into the Fund's Prospectus.

                              One Corporate Center
                            Rye, New York 10580-1422
                    Telephone 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com

                              -------------------

                                TABLE OF CONTENTS

GENERAL INFORMATION .......................................................  2
INVESTMENT STRATEGIES AND RISKS ...........................................  2
INVESTMENT RESTRICTIONS ...................................................  9
DIRECTORS AND OFFICERS .................................................... 10
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ................................ 14
INVESTMENT ADVISORY AND OTHER SERVICES .................................... 14
DISTRIBUTION PLAN ......................................................... 16
PORTFOLIO TRANSACTIONS AND ................................................ 17
REDEMPTION OF SHARES ...................................................... 19
DETERMINATION OF NET ASSET VALUE .......................................... 19
DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................ 19
INVESTMENT PERFORMANCE INFORMATION ........................................ 21
DESCRIPTION OF THE FUND'S SHARES .......................................... 23
FINANCIAL STATEMENTS ...................................................... 24
APPENDIX A ................................................................A-1

                               GENERAL INFORMATION

The Fund is a diversified, open-end, management investment company organized under the laws of the State of Maryland on May 13, 1994. The Fund commenced operations on July 11, 1994.


                         INVESTMENT STRATEGIES AND RISKS

INVESTMENTS
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of foreign and domestic companies engaged principally in gold-related activities. Subject to this policy, the Fund may invest in any of the securities described below.

EQUITY SECURITIES Because the Fund in seeking to achieve its investment objective may invest in the common stocks of both foreign and domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund's shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. The Fund does not expect to invest in excess of 5% of its assets in securities of unseasoned issuers (companies that have operated less than three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities.

Moreover,  common  stocks do not  represent  an  obligation  of the  issuer  and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate and liquidation or redemption value is usually pre-established, such securities tend to have less possibility of capital appreciation.

Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than markets in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Depository receipts that are not sponsored by the issuer may be less liquid.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Such investments in securities of foreign issuers are frequently denominated in foreign currencies and because the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

Gabelli Funds, LLC (the "Adviser") will attempt to manage these risks so that strategies and investments such benefit the Fund, but no assurance can be given that they will be successfully managed.

BULLION OF GOLD AND OTHER PRECIOUS  METALS
The Fund may also invest up to 10% of its total assets in bullion of gold and other precious metals ("bullion"). Bullion will only be bought and sold through U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Investors should note that bullion offers the potential for capital appreciation or depreciation, but unlike other investments does not generate income, and in these transactions the Fund may encounter higher custody and other costs (including shipping and insurance) than costs normally associated with ownership of securities. The Fund may attempt to minimize the costs associated with the actual custody of bullion by the use of receipts or certificates representing ownership interests in bullion.

SOVEREIGN DEBT SECURITIES
The Fund may invest in securities issued or guaranteed by any country and denominated in any currency. The Fund expects to invest in the securities of companies located in developed countries, and to a lesser extent, those located in emerging markets. Developed markets include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. An emerging country is any country which is generally considered to be an emerging or developing country by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by its authorities as emerging or developing, at the time of the Fund's investment. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws. The Fund may have limited legal recourse in the event of default. Also, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.

The Fund may also purchase securities issued by quasi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The Fund will not invest more than 20% of its assets in the securities of such supranational entities.



NONCONVERTIBLE FIXED INCOME SECURITIES
The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default, although the Fund will not invest more than 5% of its assets in such securities.

Up to 20% of the Fund's total assets may be invested in lower-quality debt securities, although the Fund currently does not expect to invest more than 5% of its assets in such securities. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P"), respectively, which ratings are considered investment grade, possess some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. See "Appendix Description of Ratings." There are risks involved in applying credit ratings as a method of evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Fund will rely on the judgment, analysis and experience of its adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other fixed income securities will adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

At times, adverse publicity regarding lower-quality securities has depressed prices for such securities to some extent.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

CONVERTIBLE SECURITIES
The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or unrated but of equivalent credit quality in the judgment of the Adviser.

Some of the convertible securities in the Fund's portfolio may be "Pay-in-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

SECURITIES SUBJECT TO REORGANIZATION
The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

OPTIONS
The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option, and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC"), other than for hedging purposes, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

WARRANTS AND RIGHTS
The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

INVESTMENTS IN INVESTMENT COMPANIES
The Fund may invest up to 10% of its total assets (5% per issuer) in securities issued by other unaffiliated investment companies, although the Fund may not acquire more than 3% of the voting securities of any investment company.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

SHORT SALES
The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without regard to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES
The Fund may invest up to a total of 15% of its net assets in securities that are subject to restrictions on resale and securities which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated for less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended, but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

REPURCHASE AGREEMENTS
The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investment of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES
To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING
The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

MONEY MARKET INSTRUMENTS
Subject to the Fund's policy of investing at least 80% of its net assets in securities of companies engaged principally in gold-related activities, the Fund may invest in money market instruments. In cases of abnormal market or economic conditions, the Fund may invest up to 100% of its assets in money market instruments for defensive purposes, although the Fund intends to stay invested in securities satisfying its investment objective to the fullest extent practicable. Money market instruments include obligations of the U.S. government and its agencies and instrumentalities, commercial paper (including bank obligations), certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. The Fund intends to invest only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., rated in one of the two highest categories by Moody's or S&P or, if unrated, determined to be equivalent in credit quality by the Adviser. For liquidity purposes in meeting redemption requests or paying dividends or expenses, the Fund may also invest its assets in such instruments.

HEDGING TRANSACTIONS
FUTURES AND FORWARD CONTRACTS. The Fund may enter into futures and forward contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures and forward contracts on precious metals as a hedge against changes in the prices of precious metals held or intended to be acquired by the Fund, but not for speculation or for achieving leverage. The Fund's hedging activities may include purchases of futures and forward contracts as an offset against the effect of anticipated increases in the price of a precious metal which the Fund intends to acquire or sales of futures and forward contracts as an offset against the effect of anticipated declines in the price of precious metals which the Fund owns. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts. Precious metals futures and forward contract prices can be volatile and are influenced principally by changes in spot market prices, which in turn are affected by a variety of political and economic factors. While the correlation between changes in prices of futures and forward contracts and prices of the precious metals being hedged by such contracts has historically been very strong, the correlation may at times be imperfect and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected precious metals price trends. The Fund may also enter into futures and forward contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

The Fund may also purchase and write covered call or put options on precious metals futures contracts. Such options would be purchased solely for hedging purposes. Call options might be purchased to hedge against an increase in the price of precious metals the Fund intends to acquire, and put options may be purchased to hedge against a decline in the price of precious metals owned by the Fund. As is the case with futures contracts, options on precious metals futures may facilitate the Fund's acquisition of precious metals or permit the Fund to defer disposition of precious metals for tax or other purposes.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

CURRENCY TRANSACTIONS. The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular day and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived instrument needs of the Fund. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the Securities and Exchange Commission (the "SEC"), the Fund will treat swap transactions as illiquid for purposes of the Fund's policy regarding illiquid securities. Futures contracts, interest rate swaps, and options on securities, indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other high grade liquid debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.


                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (1) 67% of the Fund's voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy, or (2) more than 50% of the Fund's outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage holdings restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

(1) issue senior securities, except that the Fund may borrow money from a bank, including on margin if margin securities are owned, in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

(3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

(4) invest for the purpose of exercising control over management of any company;

(5) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than publicly traded real estate investment trusts and publicly traded master limited partnership interests; or

(6) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral interests, provided that the Fund may invest in bullion.

In addition, as a diversified investment company, the Fund is subject to the following limitations as to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government and its agencies and instrumentalities, and
(b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Fund's Board of Directors is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Fund is set forth below.

                                               NUMBER OF
                                                 FUNDS
                                  TERM OF       IN FUND
                                OFFICE AND      COMPLEX
NAME, POSITION(S)                LENGTH OF     OVERSEEN BY        PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
ADDRESS1 AND AGE                TIME SERVED2    DIRECTOR          DURING PAST FIVE YEARS                HELD BY DIRECTOR3
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS4:
MARIO J. GABELLI                 Since 1994        21          Chairman of the Board and              Director of Morgan Group
Director                                                       Chief Executive Officer of             Holdings, Inc.
Age:  59                                                       Gabelli Asset Management               (transportation services);
                                                               Inc. and Chief Investment              Vice Chairman of Lynch
                                                               Officer of Gabelli Funds,              Corporation (diversified
                                                               LLC and GAMCO Investors,               manufacturing)
                                                               Inc.; Chairman and Chief
                                                               Executive Officer of Lynch
                                                               Interactive Corporation
                                                               (multimedia and services)

KARL OTTO POHL                  Since 1994         30          Member of the Shareholder          Director of Gabelli Asset
Director                                                       Committee of Sal Oppenheim Jr. &   Management Inc. (investment
Age:  72                                                       Cie (private investment bank);     management); Chairman, Incentive
                                                               Former President of the Deutsche   Capital and Incentive Asset
                                                               Bundesbank and Chairman of its     Management (Zurich); Director at
                                                               Central Bank Council (1980-1991)   Sal Oppenheim Jr. & Cie, Zurich
NON-INTERESTED DIRECTORS:

E. VAL CERUTTI                  Since 1994         7           Chief Executive Officer of         Director of Lynch Corporation
Director                                                       Cerutti Consultants, Inc.;
Age:  62                                                       Former President and Chief
                                                               Operating Officer of Stella
                                                               D'oro Biscuit Company (through
                                                               1992); Adviser, Iona College
                                                               School of Business

ANTHONY J. COLAVITA             Since 1994         32          President and Attorney at Law in
Director                                                       the law firm of Anthony J.
Age:  66                                                       Colavita, P.C.

                                               10

                                                NMBER OF
                                                 FUNDS
                                 TERM OF        IN FUND
                                OFFICE AND      COMPLEX
NAME, POSITION(S)                LENGTH OF     OVERSEEN BY        PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
ADDRESS1 AND AGE                TIME SERVED2    DIRECTOR          DURING PAST FIVE YEARS                HELD BY DIRECTOR3
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS (CONT'D):

WERNER J. ROEDER, MD            Since 1994         26          Medical Director of Lawrence
Director                                                       Hospital and practicing private
Age:  61                                                       physician

ANTHONIE C. VAN EKRIS           Since 1994         17          Managing Director of BALMAC        Director of Spinnaker Industries,
Director                                                       International, Inc.                 Inc.
Age:  67

DANIEL E. ZUCCHI                Since 1994         1           President of Zucchi &
Director                                                       Associates, Inc.; Formerly
Age:  61                                                       Senior Vice President and
                                                               Director of Consumer Marketing
                                                               of Hearst Magazine (through
                                                               1995)
OFFICERS:

CAESAR M.P. BRYAN                Since 1994       --           Senior Vice President of and                      --
President                                                      Portfolio Manager with GAMCO
Age:  47                                                       Investors, Inc. and Gabelli
                                                               Funds, LLC

BRUCE N. ALPERT                 Since 1994        --           Executive Vice President and                      --
Vice President and                                             Chief Operating Officer of
Treasurer                                                      Gabelli Funds, LLC since 1988
Age:  50                                                       and an officer of all mutual
                                                               funds advised by Gabelli Funds,
                                                               LLC and its affiliates.
                                                               Director and President of
                                                               Gabelli Advisers, Inc.

JAMES E. MCKEE                  Since 1995        --           Vice President, General Counsel                   --
Secretary                                                      and Secretary of Gabelli Asset
Age:  38                                                       Management Inc. since 1999 and
                                                               GAMCO Investors, Inc. since
                                                               1993; Secretary of all mutual
                                                               funds advised by Gabelli
                                                               Advisers, Inc. and Gabelli
                                                               Funds, LLC

-----------------------------------------
1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2  Each Director  will hold office for an indefinite  term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's ByLaws and Articles of Incorporation.
3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

STANDING BOARD COMMITTEES

The Board of Directors has established three standing committees in connection with their governance of the Fund - Audit, Nominating and Proxy Voting.

The Fund's Nominating Committee consists of two members: Messrs. Colavita (Chairman), and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2001. The Fund does not have a standing compensation committee.

The Fund's Audit Committee consists of two members: Messrs. Colavita (Chairman) and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Fund on February 20, 2002. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and internal controls, of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

The Proxy Voting Committee consists of three members: Messrs. Roeder (Chairman), Colavita, and van Ekris, who are not "interested persons" as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee shall, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider certain proxy related matters.

DIRECTOR OWNERSHIP OF FUND SHARES

         Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.


                                                        DOLLAR RANGE OF EQUITY                       AGGREGATE DOLLAR RANGE
         NAME OF DIRECTOR                                  SECURITIES HELD                              SECURITIES HELD
                                                             IN THE FUND                                IN FUND COMPLEX

INTERESTED DIRECTORS:

Mario J. Gabelli                                                   E                                        E

Karl Otto Pohl                                                     A                                        A

NON-INTERESTED DIRECTORS:

E. Val Cerutti**                                                   B                                        E

Anthony J. Colavita                                                B                                        E

Werner J. Roeder                                                   C                                        E

Anthonie C. van Ekris                                              C                                        E

Daniel E. Zucchi                                                   A                                        A

*        KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2001
         ---------------------------------------------------------
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.          Over $100,000

** Mr. Cerutti beneficially owns less than 1% of the common stock of (i) Lynch Corporation having a value of $54,000 as of December 31, 2001 and
         (ii) Lynch Interactive Corporation having a value of $27,600 as of December 31, 2001. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

DIRECTOR AND OFFICER COMPENSATION

The following table sets forth certain information regarding the compensation of the Fund's Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2001.

No director, officer or employee of Gabelli & Company or the Adviser will receive any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each of its Directors who is not a director, officer or employee of the Adviser or any of its affiliates, $1,000 per annum plus $250 per meeting attended in person or by telephone and reimburses each Director for related travel and other out-of-pocket expenses.

                                                    COMPENSATION TABLE

---------------------------------------------------------- ------------------------------------- -------------------------
                                                                                                 TOTAL COMPENSATION FROM
                                                             AGGREGATE COMPENSATION FROM THE          THE FUND AND
                     NAME OF PERSON AND POSITION                          FUND                        FUND COMPLEX*
---------------------------------------------------------- ------------------------------------- -------------------------
Mario J. Gabelli                                           $ 0                                   $ 0 (21)
Chairman of the Board
---------------------------------------------------------- ------------------------------------- -------------------------
E. Val Cerutti                                             $ 2,000                               $ 15,455 (7)
Director
---------------------------------------------------------- ------------------------------------- -------------------------
Anthony J. Colavita                                        $ 2,500                               145,016 (32)
Director
---------------------------------------------------------- ------------------------------------- -------------------------
Karl Otto Pohl                                             $ 0                                   $ 0 (30)
Director
---------------------------------------------------------- ------------------------------------- ------------------------
Werner J. Roeder, M.D.                                     $ 2,500                               $ 72,182 (26)
Director
---------------------------------------------------------- ------------------------------------- -------------------------
Anthonie C. van Ekris                                      $ 2,000                               $ 62,750 (17)
Director
---------------------------------------------------------- ------------------------------------- -------------------------
Daniel E. Zucchi                                           $ 1,750                               $ 1,750 (1)
Director
---------------------------------------------------------- ------------------------------------- -------------------------

* Represents the total compensation paid to such persons during the fiscal year ended December 31, 2001. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

During the calendar year ended December 31, 2001, Zucchi & Associates, Inc. was engaged by Gabelli & Company Inc., the Fund's principal underwriter, on a marketing consulting project for which it received a payment of $76,352. Mr. Zucchi, a non-interested Director of the Fund, through his ownership of that firm had an indirect interest in that payment.

CODE OF ETHICS

The Fund, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 8, 2002, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:

              NAME AND ADDRESS                                  % OF FUND                               NATURE OF OWNERSHIP
              ----------------                                 -----------                              -------------------
Charles Schwab & Co., Inc.                                       29.18 %                                      Record
Special Custody Acct
FBO BEN OF CUSTS
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Investor Services Corp.                                 15.40%                                       Record
FBO BEN OF CUSTS
55 Water Street 32nd Floor
New York, NY 10041-0001

National Investor Services Corp.                                  8.16%                                       Record
FBO BEN OF CUSTS
150 Essex Street
Millburn, NJ  07041-1631

Bear Sterns Securities Corp.                                      6.86%                                       Record
FBO
1 Metrotech Center North
Brooklyn, NY 11201-3870



As of April 8, 2002, as a group, the Directors and officers of the Fund owned less than 1% of the outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

The Adviser is a New York limited liability company which serves as Adviser to 14 open-end investment companies, and 4 closed-end investment companies with aggregate assets in excess of $10.9 billion as of December 31, 2001. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in Gabelli Asset Management, Inc. ("GAMI") the parent company of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $11.5 billion as of December 31, 2001; Gabelli Advisers, Inc., a majority-owned subsidiary of GAMI and affiliates, acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $519 million as of December 31, 2001; Gabelli Securities, Inc., a wholly-owned subsidiary of GAMI acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $573 million as of December 31, 2001. Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of The Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $1.6 billion as of December 31, 2001.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as investment adviser to the Fund pursuant to an Investment Advisory Contract (the "Contract"), which was initially approved by the Fund's sole shareholder on June 15, 1994, and last approved by the Board of Directors including a majority of the Directors who are not "interested persons" of the Fund, at a Board Meeting held on February 20, 2002. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. For the services it provides, the Adviser is paid an annual fee based on the value of the Fund's average daily net assets of 1.00%. For the fiscal years ended December 31, 2001, 2000 and 1999 the Fund incurred investment advisory fees of $137,219, $112,657 and $132,754 respectively.

The Contract was most recently approved by the Directors, including a majority of the Directors who are not parties to the Contract or "interested persons" (as such term is defined in the 1940 Act") or any party thereto on February 20, 2002. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Contract. The Directors also reviewed, with the advice of counsel, their responsibilities under applicable law. The Directors considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund. The information on these matters was also compared to similar information for other mutual funds. The Board also reviewed the profitability of the contract to the Adviser, the Fund's absolute and comparative investment performance and the quality of the services provided to the Fund by the Adviser. Based on a consideration of all of the above factors, the Board determined that renewal of the Contract was in the best interest of the Fund and its shareholders.

Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's custodian and transfer agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervises the calculation of the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by Gabelli & Company, Inc. (the "Distributor"), which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the applicable law to be acted upon by the Board.

The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Directors or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

THE SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc., (the "Sub-Administrator"), located at 3200 Horizon Drive, King of Prussia, PA 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Directors Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .01%.

COUNSEL
Willkie Farr & Gallagher, 5 Times Square, New York, New York 10036, serves as the Fund's legal counsel.

INDEPENDENT AUDITORS
Ernst & Young LLP, independent auditors, have been selected to audit the Fund's annual financial statements, and is located at 5 Times Square, New York, New York 10036.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 is the custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR
To implement the Fund's 12b-1 Plan, the Fund has entered into an Amended and Restated Distribution Agreement with Gabelli & Company, Inc., a New York corporation which is an indirect majority owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.


                                DISTRIBUTION PLAN

Pursuant to the Amended and Restated Plan of Distribution (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and the Amended and Restated Distribution Agreement, the Distributor incurs the expenses of distributing the Fund's shares. The Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund's expense ratio.

The Plan continues in effect from year to year, provided that such continuance is approved at least annually by a vote of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Independent Directors, or by the vote of the holders of a majority of the outstanding shares of the Fund. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders and all material amendments are required to be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.

Pursuant to the Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Independent Directors shall be committed to the Independent Directors.

Pursuant to the Amended and Restated Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

During the fiscal year ended December 31, 2001, the Fund incurred expenses under the Distribution Plan of $43,000. Of this amount $1,200 was attributable to advertising, $14,000 to printing, postage and stationery, $1,800 to overhead support expenses, $12,500 to compensation of personnel of the Distributor and $13,500 to third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $34,305, or .25% of its average daily net assets. The Plan compensates the Distributor regardless of its expenses.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged.

The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.

The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner, as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $50,273 on portfolio transactions in the principal amount of $9,734,833 during 2001 to broker-dealers that have provided research services to the Adviser.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions to for the year ended December 31 as indicated:

                                                Fiscal Year Ended    Commissions
                                                   December 31,          Paid
                                                -----------------    -----------
Total Brokerage Commissions                            1999           $ 73,708
                                                       2000           $ 23,668
                                                       2001           $ 52,037

Commissions paid to Gabelli & Company                  1999           $ 0
                                                       2000           $ 750
                                                       2001           $ 0


% of Total Brokerage Commissions                       2001           0.0%
paid to Gabelli & Company

% of Total Transactions involving Commissions          2001           0.0%
paid to Gabelli & Company



As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted procedures which provide that the commissions paid to Gabelli & Company, Inc. on stock exchange transactions must be reasonable and fair in comparison to the commissions, that would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the procedures contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli & Company, Inc. controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as we described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interest of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1.00% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.


                        DETERMINATION OF NET ASSET VALUE

For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the principal such market last occurring prior to the time and day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security. Portfolio securities traded primarily on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day the security is valued using the closing bid price. The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect most accurately their fair market value. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it is so qualified, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gain, if any, realized during any taxable year to the extent that it distributes such income and capital gains to its shareholders.

The Fund will determine either to distribute, or to retain for reinvestment, all or part of any of its net long-term capital gains in any year. If any such gains are retained, the Fund will be subject to a federal tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for federal income tax purposes as long-term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its own federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such shareholder's gross income. Any net long-term capital gains distributed by the Fund to its shareholders will be taxable as long-term capital gains, whether distributed in cash or in additional shares and regardless of how long the shareholder has owned the shares.


A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a 4% federal excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (unless an election is made by the Fund with a November or December year-end to use the Fund's fiscal year), and (3) all ordinary income and net capital gains for prior years that were not previously distributed.

Gains or losses on the sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held by the Fund for twelve months or less will generally be short-term capital gains or losses.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.


Hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/ or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes taxable interest and dividend income and the excess of net short-term capital gains over net long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by the Fund will generally qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in Fund shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them.

SALES OF SHARES
Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions (or deemed distributions) of net long-term capital gain received by the shareholder with respect to such shares.

BACKUP WITHHOLDING
The Fund may be required to withhold federal income tax at a rate of 30% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.


FOREIGN WITHHOLDING TAXES
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.

Shareholders are urged to consult their attorneys or tax advisers regarding the federal, state, local or foreign tax consequences of an investment in the Fund.


FUND MATTERS
The Fund reserves the right to create and issue a number of portfolios, in which case the shares of each portfolio would participate equally in the earnings, dividends, and assets of the particular portfolio and would vote separately to approve management agreements or changes in investment policies, but shares of all portfolios would vote together in the election or selection of Directors, principal underwriters and auditors and, generally, on any proposed amendment to the Fund's Articles of Incorporation.

Upon liquidation of the Fund or any portfolio, shareholders of the affected portfolio would be entitled to share pro rata in the net assets of their respective portfolio available for distribution to such shareholders.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN

The Fund may advertise its "average annual total return" over various periods of time. Total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested. Figures will be given for the recent one-, five- and ten-year periods, or for the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. The Fund's "average annual total return" figures are computed according to formulas prescribed by the SEC.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The formula can be expressed as follows:
                             P(1+T)n = ERV

         Where:     P        =      a hypothetical initial payment of $1,000.
                    T        =      average annual total return.
                    n        =      number of years.
                    ERV      =      Ending  Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a
                                    1-, 5- or 10-year period at the end of a 1-,
                                    5- or 10-year period (or fractional  portion
                                    thereof),   assuming   reinvestment  of  all
                                    dividends and distributions.

The Fund advertises its "average annual total return - after taxes on distributions" by computing such return by computing such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                P(1 + T)N = ATVD

Where:            P =      a hypothetical initial payment of $1,000.
                  T =      average annual total return (after taxes on
                           distributions).
                   n=      number of years.
                ATVD=      the ending value of a  hypothetical  $1,000 payment
                           made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods
                           (or fractional portion), after taxes on distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN-AFTER TAXES ON DISTRIBUTIONS for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

The Fund advertises its "average annual total return-after taxes on distributions and redemption" for its shares by computing such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                                 P(1+T)N = ATVDR

Where:            P =      a hypothetical initial payment of $1,000.
                  T =      average annual total return (after taxes on
                           distributions and redemption).
                  n =      number of years.
              ATVDR =      the ending value of a  hypothetical  $1,000 payment
                           made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10 year periods
                           (or fractional portion), after taxes on distributions and redemption.

AVERAGE ANNUAL TOTAL RETURNS-AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund's average annual total returns were as follows for the periods indicated through December 31, 2001:


                                      PAST         PAST          SINCE
                                      ONE YEAR     FIVE YEARS    JULY 11, 1994
                                      --------     ----------    -------------

    Return Before Taxes               25.96%       (11.49)%      (5.23)%

    After Taxes on Distributions      25.47%       (11.63)%      (5.33)%

    Return After Taxes on
      Distributions                   18.35%       (7.60)%       (3.55)%
      and Redemption

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Incorporated, Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to Gabelli and Company.

In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.


                        DESCRIPTION OF THE FUND'S SHARES

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund is an open-end management investment company that was organized as a Maryland corporation on May 13, 1994. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Fund's shares. The Fund's Board of Directors is authorized to divide the unissued shares into separate portfolios of stock, each portfolio representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and the Fund's financial statements, which shall be audited annually. Unless a shareholder otherwise specifically requests in writing, the Fund may send a single copy of prospectuses and reports to shareholders to all accounts at the same address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

SHAREHOLDER APPROVAL
Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a "majority" (as defined by the 1940 Act) of the outstanding voting securities of the Fund at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

INFORMATION FOR SHAREHOLDERS
All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1422. For assistance, call 1-800-GABELLI (1-800-422-3554) or through the Internet at HTTP://WWW.GABELLI.COM.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the year ended December 31, 2001, including the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

  DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE BOND
                                    RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


 DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P'S") CORPORATE DEBT RATINGS

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                  DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            PART C: OTHER INFORMATION
Item 23.      Exhibits

         (a) Articles of Incorporation of the Registrant are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on April 29, 1996
              (Accession No. 0001005477-96-000060) ("Post-Effective Amendment No. 3").

              Articles of Amendment are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000196) ("Post-Effective Amendment No. 8).

         (b) By-Laws of the Registrant are incorporated by reference to Post-Effective Amendment No. 3.

         (c)  Not Applicable.


         (d) Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated June 15, 1994 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2001, (Accession No. 0000935069-01-500089) ("Post-Effective Amendment No. 9").

              Amendment No. 1 to the Investment Advisory Agreement between Registrant and Gabelli Funds, Inc. (now known as Gabelli Funds,
              LLC), dated May 17, 2000, is incorporated by reference to Post-Effective Amendment No. 9.

         (e) Amended and Restated Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated May 1, 2000, is incorporated by reference to Post-Effective Amendment No. 9.


         (f)  Not Applicable.


         (g) Amended and Restated Master Custodian Agreement, between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001, is filed herewith.


              Form  of   Subcustodian   Agreement   (for  precious   metals)  is
              incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on June 24, 1994.

         (h) Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000950152-98-003817).

         (i) Consent of Willkie Farr & Gallagher, Fund Counsel, is filed herewith.

              Opinion  of  Venable,   Baetjer  and  Howard  is  incorporated  by
              reference to Post-Effective Amendment No. 8.


         (j) Consent of Ernst & Young LLP, Independent Auditors, is filed herewith.

              Power of Attorney for Mario J. Gabelli, Caesar M. P. Bryan, E. Val Cerutti, Anthony J. Colavita, Karl Otto Pohl, Werner J. Roeder, Anthonie C. van Ekris, and Daniel E. Zucchi, dated November 1, 2000, are incorporated by reference to Post-Effective Amendment No. 9.


         (k)  Not Applicable.

         (l) Subscription Agreement with initial shareholder is incorporated by reference to Post-Effective Amendment No. 3.


         (m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated May 1, 2000 is incorporated by reference to Post-Effective Amendment 9.


         (n)  Not Applicable.

         (o)  Not Applicable.


         (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers Inc. and Gabelli Fixed Income LLC is incorporated by reference to Post-Effective Amendment No. 9.


Item 24.      Persons Controlled by or Under Common Control with Registrant

              None.

Item 25.      Indemnification

              Under Article V, Section 1, of the Registrant's By-Laws, any past or present director or officer of Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a director or officer of Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the By-Laws, that such director or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. In addition,
              Section 1 provides that to the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, no director or officer of the Fund shall be personally liable to the Fund or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940, as amended from time to time. Under Article V, Section 2, of the Registrant's By-Laws, expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such director or officer to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of the advanced expenses is not authorized under the By-Laws.

              Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.      Business and Other Connections of the Investment Adviser

              Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

              The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.      Principal Underwriters

         (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip
              Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli Equity Series Funds, Inc., The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., Gabelli Global Series Funds, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund, The Gabelli Utility Trust, The Gabelli Value Fund Inc. and The Gabelli Westwood Funds.

         (b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

         (c)  Not Applicable.

Item 28.      Location Of Accounts And Records


              All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

              1. Gabelli  Funds,   LLC
                 One  Corporate   Center
                 Rye,  New  York 10580-1422

              2. PFPC Inc.
                 101 Federal Street
                 Boston, Massachusetts 02110

              3. PFPC Inc.
                 3200 Horizon Drive
                 King of Prussia, Pennsylvania 19406

              4. State Street Bank and Trust Company
                 225 Franklin Street
                 Boston, Massachusetts 02110

              5. Boston Financial Data Services, Inc.
                 Two Heritage Drive
                 North Quincy, Massachusetts  02171

Item 29.         Management Services

                 Not Applicable.

Item 30.         Undertakings

                 Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI GOLD FUND, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 1st day of May, 2002.

                             GABELLI GOLD FUND, INC.


                             By: /s/ BRUCE N. ALPERT
                                 Bruce N. Alpert
                                 Vice President and Treasurer

--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 10 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                        Title                              Date

Mario J. Gabelli*                 Chairman of the Board              May 1, 2002
-----------------------------
Mario J. Gabelli

Caesar M.P. Bryan*                President                          May 1, 2002
-----------------------------
Caesar M.P. Bryan

/s/Bruce N. Alpert                Vice President, Treasurer          May 1, 2002
-----------------------------
Bruce N. Alpert                   and Chief Financial Officer

E. Val Cerutti*                   Director                           May 1, 2002
-----------------------------
E. Val Cerutti

Anthony J. Colavita*              Director                           May 1, 2002
-----------------------------
Anthony J. Colavita

Karl Otto  Pohl*                  Director                           May 1, 2002
-----------------------------
Karl Otto Pohl

Werner J. Roeder*                 Director                           May 1, 2002
-----------------------------
Werner J. Roeder

Anthonie C. van Ekris*            Director                           May 1, 2002
-----------------------------
Anthonie C. van Ekris

Daniel E. Zucchi*                 Director                           May 1, 2002
-----------------------------
Daniel E. Zucchi

*By: /S/ BRUCE N. ALPERT
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION OF EXHIBIT


(g) Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company, dated July 2, 2001.

(i)           Consent of Willkie Farr & Gallagher, Fund Counsel.

(j)           Consent of Ernst & Young LLP, Independent Auditors.